Exhibit 10.14


                           SECOND ADDENDUM TO SUBLEASE
                                 BY AND BETWEEN
                          E-LOAN, INC. AND PAGOO, INC.

     This Second Addendum to Sublease dated December 15, 2000 ("Addendum'") supplements and amends the Standard Sublease dated October 20, 2000 between E-LOAN, Inc., Pagoo, Inc. and Creekside South Trust as the Sublease was amended by the Addendum to Sublease by and between E-LOAN, Inc. and Pagoo, Inc. dated October 18, 2000 between E-LOAN, Inc. and Pagoo, Inc. (collectively the "Sublease"). The undersigned parties to the Sublease agree as follows:

     WHEREAS, there are certain items of personal property belonging to E-LOAN ("E-LOAN") that will remain at, and be used by, Pagoo, Inc. ("Pagoo") during the term of the Sublease;

     WHEREAS, E-LOAN and Pagoo desire to identify those items of personal property, and determine the undersigned parties' respective rights to those items;

     WHEREAS, E-LOAN and Pagoo also desire to identify the floor plan for the subleased premises, and make certain other clarifying amendments;

     NOW, THEREFORE, in consideration of the mutual promises contained herein and in the Sublease, the undersigned parties hereby amend the Sublease as follows:

1. The floor plan of the subleased premises is attached to this Second Addendum as Exhibit A and is incorporated into the Sublease.

2. The furniture inventory set forth on the attached Exhibit B ("Furniture Inventory") is owned by E-LOAN, shall remain at the subleased premises during the term of the Sublease, and may be used by Pagoo during the term of the Sublease in the ordinary course of its business at the subleased premises.

3. With respect to any items of Furniture Inventory Pagoo does not use during the term of the Sublease, Pagoo shall place such items in storage, and shall bear all costs and expenses of storage.

4. Pagoo shall return the Furniture Inventory to E-LOAN immediately upon termination or expiration of the Sublease, in the same condition it was in at the commencement of Pagoo's occupancy of the subleased premises pursuant to the Sublease, ordinary wear and tear excepted.

5. If, at the time of termination or expiration of the Sublease, any of the Furniture Inventory is missing, altered or damaged beyond reasonable wear and tear, Pagoo shall replace or restore such items to conform to Section 4 above, or at E-LOAN's election shall reimburse E-LOAN for such replacement or restoration.

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                                                                   Exhibit 10.14


6. Upon vacating the subleased premises, Pagoo shall return the subleased premises to its original state, and will bear all costs and expenses of undoing any networking or building modifications performed during, or in preparation of, Pagoo's occupancy of the subleased premises.

7. The title of the Addendum to Sublease by and between E-LOAN, Inc. and Pagoo, Inc. dated October 18, 2000 shall be amended to read as follows:

                              ADDENDUM TO SUBLEASE
                                 BY AND BETWEEN
                           E-LOAN, INC. AND PAGOO INC.
                              DATED OCTOBER 20,2000

8. Except for the changes set forth in this Second Addendum, the Sublease shall remain unchanged in all respects, and shall remain in full force and effect in accordance with its terms.

     IN WITNESS WHEREOF, the parties have caused this Addendum to be executed on the date set forth above.

E-LOAN, INC.                                PAGOO, INC.

By:  /s/ MATT ROBERTS                       By:  /s/ L. SKIP ORAZIO
     -------------------------------             -------------------------------

Name:  MATT ROBERTS                         Name:  L. SKIP ORAZIO
       -----------------------------               -----------------------------

Title:  CFO                                 Title:  CFO
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